Fair value gains on embedded derivatives	12 Months Ended
Dec. 31, 2025
Embedded derivatives [Abstract]
Fair value gains on embedded derivatives
8. Fair value gains on embedded derivatives

	For the years ended,
	December 31, 2025	December 31, 2024	December 31, 2023
	$	$	$
Fair value gains on embedded derivatives	15,615,000	5,771,000	-
Total	15,615,000	5,771,000	-
On December 31, 2025, the embedded derivative liability component of the convertible debentures as disclosed in Note 21, was reassessed to be $5,153,000 compared to $20,768,000 as at December 31, 2024. The decrease in fair value of $15,615,000 is largely due to the fall in the price of Lifezone Metals share during the year from $6.95 as at December 31, 2024 to $4.27 as at December 31, 2025. This decline in share price has reduced the likelihood that debenture holders will exercise their option to convert debentures into ordinary shares of Lifezone at the conversion price of $8.00 per share. In addition, the passage of time has shortened the period remaining until expiry. The resulting $15,615,000 fair value decrease has been recognized as a gain in the consolidated statement of comprehensive loss.
On December 31, 2024, the embedded derivative liability component of the convertible debentures was reassessed to be $20,768,000 compared to $26,539,000 on initial recognition. The decrease in fair value of $5,771,000 in 2024 is largely due to the decrease in share price of Lifezone Metals during the year, passage of time and market credit spreads decreasing.
21. Financial liabilities
21.1. Convertible debentures with embedded derivatives
On March 27, 2024, Lifezone completed a $50 million non-brokered private placement of unsecured convertible debentures. These unsecured convertible debentures were issued to a consortium of marquee mining investors, led by Harry Lundin (Bromma Asset Management Inc.) and Rick Rule.
The unsecured convertible debentures bear interest over a 48-month term, payable quarterly, at a rate of SOFR plus 4.0% per annum, subject to a SOFR floor of 3.0%. The unsecured convertible debentures can be redeemed early by Lifezone, subject to the achievement of certain conditions, at a price of 105% plus interest otherwise payable to the maturity date of March 27, 2028.
Interest was payable in cash until Lifezone had a Form F-3 registration statement declared effective by the US Securities and Exchange Commission. The Form F-3 was declared effective on August 16, 2024. Following the effectiveness of the Form F-3, one third of the applicable interest payment is made by the issue of the equivalent value in shares (the “Interest Shares”) at a price per Interest Share equal to a 7.5% discount to the VWAP for the five trading days preceding the quarterly interest payment date. In the event that the VWAP for the five trading days preceding the applicable calculation date is $4.00 or below, Lifezone shall satisfy its obligation to pay interest on the unsecured convertible debentures in cash. The remaining two thirds of the applicable interest payment is a payment-in-kind accrual of the outstanding principal amount. Upon the second anniversary of the unsecured convertible debentures, all outstanding accrued interest is to be repaid in cash to the holders. During the year ended December 31, 2025, Lifezone paid $937,049 of cash interest, $1.08 million of interest in the form of 255,369 newly issued shares and accrued a further $8.29 million of interest. During the year ended December 31, 2024, Lifezone paid $1.80 million of cash interest, $553,286 of interest in the form of 89,181 newly issued shares and accrued a further $3.69 million of interest.
The unsecured convertible debentures are convertible into ordinary shares of Lifezone at the option of the holder at a price of $8.00 per share and are subject to customary adjustments (the “Conversion Right”). The conversion price was determined on the closing date based on the lesser of a 30% premium to a trailing period VWAP and $8.00 per share. Mandatory conversion might occur if Lifezone’s share price is greater than 50% above the conversion price for any 15 trading days within a 30 consecutive trading days period.
The unsecured convertible debentures were determined to be a hybrid financial liability, comprising a host debt instrument and two embedded derivatives, the Conversion Right and the Interest Shares, with both having economic characteristics and risks different to the host debt instrument. In other words, they are not closely related to the non-derivative host debt instrument given their value changes with the value of Lifezone shares, while the host liability changes in relationship to a reference borrowing index (in this case SOFR).
The host debt instrument is classified and measured at amortized cost, while the embedded derivatives are accounted for separately at fair value through profit or loss.
On initial recognition, Lifezone Metals used the residual value method to allocate the principal amount of the debentures between the two components: host debt instrument and embedded derivatives. The fair value of the embedded derivative liability was valued first, followed by the residual amount assigned to the host debt instrument.
Transaction costs are required to be apportioned between the host debt instrument and the embedded derivatives in proportion to their value, with the share of transaction costs linked to the host debt instrument subtracted from the carrying amount at initial recognition. $187,019 of the total transaction costs of $352,348 related to the embedded derivative and were expensed on recognition to the consolidated statement of comprehensive loss. The remaining transaction costs relating to the host debt instrument are included in the carrying amount of the liability component and are amortized over the life of the convertible debentures using the effective interest method.
The original issuance discount ("OID") of $750,000 equal to 1.5% of the aggregate principal amount of the unsecured convertible debentures is included in the carrying amount of the host instrument and amortized over the life of the convertible debentures using the effective interest method.
The fair value of the Conversion Right was estimated using the Finite Difference Method and the Share Interest feature was estimated using the Monte Carlo Simulations.
Key Inputs

Valuation Date	March 27, 2024
Maturity Date	March 27, 2028, term of 4 years
Risk-free Rate	Zero coupon curve based on United States Dollar Swap rates as of March 27, 2024
Share Price	$7.75, based on Lifezone's March 27, 2024, closing share price on the NYSE
Equity Volatility	65%, selected based on review of the volatility (rounded) of a group of peer companies
Dividend Yield	Assumed at 0% as Management does not expect dividends to be distributed during the term of the Debenture
Interest Rate	Forward SOFR + 4.0%, subject to a SOFR floor of 3.0%, 30/360 basis
Conversion Price	$8.00
Conversion Cap	$12.00
Credit Spread	17.5% based on an estimated market-based unsecured rate for Lifezone and consideration of calibrating the FV of the Debentures to 98.5% of par
At initial recognition, the $50 million was bifurcated into its host debt instrument and the two embedded derivative liability components. The embedded derivative liability component was assessed to be $26.50 million, with the large majority of the value linked to the Conversion Right. The remaining $23.50 million is thus ascribed to the host debt instrument, before adjustment for transaction costs. During the life of the convertible debenture, it can be expected that the volatility of the Lifezone stock leads to changes in the value of combined derivative liability, potentially resulting in a significantly higher and more volatile income and expense pattern in consolidated statement of comprehensive loss. Both components are recorded as a liability with the debt host portion recorded on an amortized cost basis using an effective interest rate of 33.8%.
The high value of the combined embedded derivative liability and the resulting high effective interest rate are driven by, among other factors, the share price trading close to the conversion price at inception, an assumed volatility of 65% and a long (4-year) term.
The effective interest rate is the rate that exactly discounts the estimated future cash flows (interest and principal payments) over the 4-year term of the financial instrument to the net carrying amount of the financial liability. The amortization of the host debt instrument is included in finance costs in the consolidated statement of comprehensive loss.
The conversion feature may be exercised by the holder at any time, meaning that Lifezone Metals does not have the right to defer settlement of the liability, including any unpaid interest, for more than twelve months from the date of this report. Consequently, all liability elements of the unsecured convertible debentures are classified as current, irrespective of how many years are left until maturity of the instrument.
On December 31, 2025, fair value of the embedded derivative liability component was reassessed to be $5.15 million compared to $20.77 million as at December 31, 2024. The decrease in fair value of $15.62 million is largely due to the decrease in share price of Lifezone from $6.95 as at December 31, 2024, to $4.27 as at December 31, 2025 and a decrease in the remaining time left until maturity. The resulting $15.62 million fair value decrease was recognized as a gain in the consolidated statement of comprehensive loss. The fair value of the embedded derivative liability is categorized as Level 3 in the fair value hierarchy.
.

	2025	2024
Debenture host debt instrument	$	$
Balance as at January 1	26,235,808	-
Additions	-	23,461,000
OID and Transaction issuance cost	-	(915,328)
Interest accrued	10,301,143	6,039,527
Interest paid in shares	(1,077,969)	(553,286)
Interest paid in cash	(937,049)	(1,796,105)
Balance as at December 31	34,521,933	26,235,808

	2025	2024
Embedded derivatives	$	$
Balance as at January 1	20,768,000	-
Additions	-	26,539,000
Fair value reassessment	(15,615,000)	(5,771,000)
Balance as at December 31	5,153,000	20,768,000
Total convertible debentures with embedded derivatives	39,674,933	47,003,808
21.2. Senior secured bridge loan facility
On August 8, 2025 Lifezone’s wholly owned subsidiary, Kabanga Nickel Limited, entered into a $60 million senior secured bridge loan facility agreement with Taurus Mining Finance Fund No. 2 L.P. acting as mandated lead arranger and agent. The facility supports the advancement of the Kabanga Nickel Project by funding the development of critical early-stage work and infrastructure as the company progresses towards securing long-term project financing. The facility has a scheduled maturity date of July 31, 2027, with an option available to Kabanga Nickel Limited to extend the term by an additional six months. The loan bears an interest rate of 9.25% per annum on drawn amounts and is subject to an arrangement fee of 2.25% and a commitment fee of 2.50%.
Lifezone is subject to financial covenants requiring it to maintain a current ratio of at least 1.1:1 on a consolidated basis while any amounts remain outstanding under the facility. In addition, Kabanga Nickel Limited must maintain a minimum cash balance of $5 million in secured bank accounts, of which at least $4 million must be held in freely tradable currencies and no more than $1 million in Tanzanian shilling or South African rand.

As part of the facility, Lifezone Metals issued 2.5 million warrants exercisable for its ordinary shares to the lenders. The warrants carry an exercise price of 125% of the 30-day VWAP ($5.42) and expire five years from the date of issuance. Availability of borrowings under the facility is subject to the satisfaction of customary conditions precedent. We believe this financing represents a major milestone in the advancement of the Kabanga Nickel Project and strengthens Lifezone's position as it moves towards securing project financing. The warrants were fair valued at $2.26 per unit based on the following assumptions:

Key inputs
Valuation Date	August 8, 2025 (date of signing)
Maturity Date	August 8, 2030
Share Price	$4.32 based on Lifezone's 30 days VWAP closing share price on the NYSE
Strike Price	$5.42/share; being 125% of the Share Price
Risk-free Rate	3.73%
Equity Volatility	65%, selected based on review of the volatility (rounded) of a group of peer companies
Dividend Yield	Assumed at 0% as management does not expect dividends to be distributed during the term of the warrants
The total fair value of the warrants was calculated to be $5.65 million and is included in the deferred financing costs of entering into this facility.
On August 29, 2025, Lifezone received the first tranche of $20 million ($19.7 million net of transaction costs) under the senior secured bridge loan facility from Taurus Mining Finance Fund No. 2 L.P. Future tranches may be disbursed based on the continued performance and achievement of certain milestones. Each subsequent utilization is expected to cover up to three months of capital expenditure and operating expenses.

2025
$
Balance as at January 1	-
Additions	20,000,000
Transaction cost and arrangement fees	(3,438,487)
Interest accrued	1,193,442
Interest paid in cash	(1,077,083)
Balance as at December 31	16,677,872
Deferred financing costs
In connection with the senior secured bridge loan facility, Lifezone incurred financing costs which were recognized as deferred financing costs. These costs, including fair value of $5.65 million in respect of warrants issued, are directly attributable to the financing. These financing costs are allocated on a pro-rata basis to the initial and any subsequent drawdowns unless the costs relate specifically to particular drawdowns.
Total deferred financing costs at inception were $8.66 million. As at December 31, 2025, $20 million of the total $60 million available had been drawn by Lifezone. As a result, $3.44 million of the deferred financing costs are set off against the debt and the remaining $5.22 million are deferred as an asset (included in the current asset line "Deferred financing costs" in the consolidated statement of the financial position) and will be deducted from the debt when subsequent amounts are drawn.
Deferred financing costs are amortized on an effective interest rate basis from the date of the drawdowns to the date of the expiry of the facility.
21.3    Warrant liability
On November 12, 2025, Lifezone issued an aggregate of 4,411,764 warrants as part of a 2025 Offering. Each warrants is exchangeable into one ordinary share and each warrant was issued with an exercise price of $4.00 and are exercisable for a period of 4 years from the issue date. The warrants do not meet the definition of equity under IAS 32 due to the existence of settlement mechanisms on a net cash or share basis and a mechanism for adjustment to the number of shares and exercise price under certain circumstances. The warrants also include downround protection. If Lifezone issues shares at a price per share less than the then current exercise price of the warrants, the exercise price will be reduced to the greater of (i) such lower price per share or (ii) $2.50. Consequently, these warrants are recorded as derivative financial liability under IFRS 9 - Financial Instruments. A Monte Carlo simulation analysis was used to measure the fair value of the warrant liability at inception with the following assumptions: volatility of share price of 70%, risk-free interest rate of 3.56%, expected life of 4 years and share price of $3.91 as at November 12, 2025. As at December 31, 2025, the assumption for volatility of share price was 70%, the expected life was 3.87 years, the risk-free rate was 3.59% and the Lifezone share price was $4.27.

2025
$
Balance as at January 1	-
Issued on November 12	9,910,000
Fair value movement	1,040,000
Balance as at December 31	10,950,000

The liability related to warrants is remeasured at the end of each period at fair value through profit or loss. It is classified in Level 3 of the fair value hierarchy. At each reporting date, the fair value of the liability related to warrants is determined using a Monte Carlo simulation analysis, which uses significant inputs that are not based on observable market data, hence the classification in Level 3.